Exhibit 99.2
Second-Quarter 2010 Results ALTRA HOLDINGS, INC. August 3, 2010 11:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through August 10, 2010 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 354148 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those comments regarding Altra's ability to execute its long-term growth strategy, Altra's initiatives to invest in organic growth, seek strategic acquisitions, target key underpenetrated geographic regions, enter new high-growth markets, enhance efficiency and productivity and focus on the development of its people and processes; expectations that the demand momentum at early-cycle businesses will continue throughout 2010; encouragement that Altra may see an increase in orders from late cycle markets later this year and good sales growth in 2011; and the Company's guidance for 2010. In addition to the risks and uncertainties noted in this presentation and the accompanying conference call and release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) fluctuations in the costs of raw materials used in our products, (8) product liability claims, (9) work stoppages and other labor issues, (10) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (11) loss of key management and other personnel, (12) changes in pension and retirement liabilities, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Senior Secured Notes, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) our ability to complete cost reduction actions and risks associated with such actions, (23) risks associated with implementation of our new ERP system, and (24) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. August 3, 2010 1

Revenues up 19% year over year, 4% sequential growth Strong demand in the turf and garden and transportation industry Distributor destocking apparently completed Gross profit margin improved 390 basis points to 30.2% Operating margin grew 680 basis points to 11.8% YOY EPS grew from ($0.07) in Q2 2009 to $0.26 in Q2 2010 Second-Quarter 2010 Highlights August 3, 2010 2

End Markets Continued to Improve in Q2 Replacement part business through distribution channel improved as distributors appear to have completed destocking activities and global industrial activity increased Early cycle markets show strong year over year comparison led by turf and garden and transportation Late cycle markets are beginning to show signs of improvement Longer lead time quoting activity indicates late cycle markets could have a favorable impact on 2011 August 3, 2010 3

Drive organic growth through new projects with existing and new customers and the associated product development Acquire complementary companies Expand coverage of underpenetrated geographies Broaden presence in new high-growth markets, including renewable energy, aerospace & defense and automotive Focus on improving efficiency of organization through Altra Business System Strategic Initiatives August 3, 2010 4

Second-Quarter 2010 Financial Highlights 5 Q2 2010 Q2 2009 % Change Net Sales $133.0 $111.9 18.9% Gross Profit $40.1 $29.5 35.9% % of Net Sales 30.2% 26.3% Selling, general and administrative expenses ("SG&A") $22.2 $19.9 11.6% % of Net Sales 16.7% 17.8% Income from operations $15.6 $5.5 183.6% % of Net Sales 11.8% 5.0% Non-GAAP Adjusted Net Income $7.3 $0.2 3550.0% % of Net Sales 5.5% 0.2% Non-GAAP Adjusted Earnings Per Share: Diluted $0.27 $0.01 100.0% Weighted Average Common Shares Outstanding: Diluted 26,487 25,931 2.1% ($ millions) August 3, 2010 5

Second-Quarter 2010 Non-GAAP Adjusted Net Income and Operating Income 6 Non-GAAP Adjusted Net Income (amounts in millions) Q2 2010 Q2 2009 Reported Net Income (Loss) $6.8 ($1.8) Restructuring charges 0.6 2.5 Loss on sale of asset - 0.2 Premium and deferred financing expense eliminated on the redeemed debt - 0.1 Tax impact of above adjustments (0.2) (a) (0.8) (b) Non-GAAP Adjusted Net Income $7.3 $0.2 (a) tax impact is calculated by multiplying the estimated effective tax rate, 34.1% by the above items (b) tax impact is calculated by multiplying the estimated effective tax rate, 28.1% by the above items Non-GAAP Adjusted Operating Income (amounts in millions) Q2 2010 Q2 2009 Reported Income from Operations $15.6 $5.5 Restructuring charges 0.6 2.5 Loss on sale of asset - 0.2 Non-GAAP Adjusted Operating Income $16.3 $8.3 August 3, 2010 6

Balance Sheet Highlights 7 Balance Sheet Highlights (amounts in millions) Q2 2010 Q2 2009 Cash $58.2 $63.6 Debt: Line of Credit - 5.0 9% Senior Secured Notes - 234.3 8.125% Senior Secured Notes 210.0 - Capitalized Leases 1.4 2.3 Variable Rate Demand Revenue Bonds 5.3 5.3 Mortgages 2.3 2.1 Total Debt $219.0 $249.0 Net Debt $160.8 52.9% $185.4 57.3% Shareholders' Equity $143.2 47.1% $138.4 42.7% Total Capitalization $304.0 100.0% $323.8 100.0% Reconciliation to Non-GAAP Net Debt Debt per Balance Sheet Total Debt 219.0 249.0 OID Amortization Less Cash (58.2) (63.6) Net Debt 160.8 185.4 August 3, 2010 7

Second-Quarter 2010 Working Capital 8 Balance Sheet (amounts in millions) Operating Working Capital: Q2 2010 Q1 2010 Q4 2009 Q3 2009 Accounts Receivable 69.1 $ 65.8 $ 52.9 $ 58.6 $ Inventories 74.2 72.8 71.9 72.3 Accounts Payable (36.9) (35.8) (27.4) (25.8) Operating Working Capital 106.4 $ 102.8 $ 97.4 $ 105.1 $ August 3, 2010 8

Revised 2010E Outlook $485 - $500 Million in sales $0.72 - $0.82 Non-GAAP adjusted diluted earnings per share Non-GAAP free cash flow $20 - $25 Million Approximately $14.0 - $15.0 Million in capital expenditures $21 - $22 Million in depreciation and amortization Tax rate approximately 31%-33% August 3, 2010 9

Summary Solid results in Q2 2010 Sequential and year-over-year top- and bottom-line growth Good progress on strategic growth initiatives Raised outlook for 2010 Key early cycle markets beginning to grow Orders related to later cycle markets are improving - positive indicator for sales growth in 2011 August 3, 2010 10

As used in this release and the accompanying slides posted on the company's website, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes premiums, discounts and interest expense associated with the extinguishment of debt, other post employment benefit plan settlement gains, restructuring costs, inventory adjustments due to the economic downturn and other income or charges that management does not consider to be directly related to the company's core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). As used in this release and the accompanying slides posted on the company's website, non-GAAP free cash flow is calculated as cash flow from operating activities less capital expenditures. As used in the accompanying slides posted on the company's website, non-GAAP net debt is calculated as total debt less cash and non-GAAP total capitalization is calculated as non-GAAP net debt plus shareholders' equity. Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non-GAAP recurring diluted earnings per share, non-GAAP free cash flow, non-GAAP net debt and non-GAAP total capitalization provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. 11 Discussion of Non-GAAP Measures August 3, 2010